Exhibit 99.1

FOR IMMEDIATE RELEASE

VERRA MOBILITY ANNOUNCES MERGER AGREEMENT WITH

GORES HOLDINGS II, INC.

Verra Mobility to be Publicly Listed Company with $2.4 Billion Enterprise Value upon Consummation of Transaction

LOS ANGELES (June 21, 2018) – Verra Mobility (“Verra Mobility” or the “Company”), the leading provider of tech-enabled smart transportation solutions and a portfolio company of Platinum Equity, announced it has entered into a definitive agreement and plan of merger with Gores Holdings II, Inc. (“Gores Holdings II”) (NASDAQ CM: GSHT, GSHTU, and GSHTW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC (“The Gores Group” or “Gores”).  Upon closing, this transaction will introduce Verra Mobility as a publicly listed company, with an anticipated initial enterprise value of approximately $2.4 billion or 11.0x the Company’s estimated 2018 pro forma Adjusted EBITDA of approximately $219 million.

The consideration payable to the stockholders of Verra Mobility will consist of a combination of cash and shares of Gores Holdings II common stock.  In addition to the $400 million of cash held in Gores Holdings II’s trust account, additional investors have committed to participate in the transaction through a $400 million private placement, led by Alec Gores, Chairman and CEO of The Gores Group, and including large institutional investors such as GIC, Hamilton Lane and Northwestern Mutual.  Upon completion of the transaction, including the private placement, Platinum Equity and other minority owners of Verra Mobility expect to hold approximately 42% of the newly public Verra Mobility, subject to various purchase price adjustments.

Verra Mobility is a global leader in smart mobility, serving the world’s largest commercial fleets and rental car companies in managing tolling transactions and violations for more than 8.5 million vehicles and operating more than 4,000 red-light, speed, and school bus stop arm safety cameras.  Verra Mobility maintains its leadership position in the marketplace through meaningful scale and has demonstrated consistent revenue growth underscored by its differentiated transaction processing model.

“We are thrilled to start the next chapter in the Verra Mobility story alongside the Gores and Platinum teams,” said David Roberts, CEO of Verra Mobility.  “Platinum Equity’s operational expertise ensured we had the resources we needed to diversify our product portfolio and position our company for future growth. This transaction benefits our company, our employees, our stockholders and most importantly our customers who rely on us to bring them smart transportation solutions that make mobility safer and easier.  We are very excited to continue to grow Verra Mobility as a publicly listed company.”

Jacob Kotzubei, Partner at Platinum Equity, said, “Verra Mobility is an incredible success story and an excellent example of the effectiveness of Platinum’s integrated M&A&O approach. Through a combination of growth through acquisition and operational discipline, we partnered with management to rapidly transform the company.  Today, Verra Mobility is a global enterprise that delivers a broad range of modern transportation services and solutions. We believe the company is well-positioned for continued growth and has a very bright future ahead.”

Mark Stone, CEO of Gores Holdings II, said, “Verra Mobility is our ideal partner given its remarkable business, proven management team and compelling growth opportunities ahead.  At Gores, we pride ourselves in our operational roots and are excited that Verra Mobility fits our high standard for investment and offers a superior option for our stockholders.  We look forward to partnering with Platinum,  management and the board to continue the momentum Verra Mobility has achieved over the last several years and to take this business to the next level.”

Until recently, Verra Mobility was known as American Traffic Solutions, and was rebranded following the acquisitions of Highway Toll Administration and Euro Parking Collection, transactions that helped transform the business into a global enterprise with a broad range of transportation technology solutions.  Verra Mobility is headquartered in Mesa, Arizona and currently operates in 15 countries.

Key Transaction Terms

The transaction will be effected pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), entered into by and among Gores Holdings II,  Greenlight Holding II Corporation (Verra Mobility’s parent) and the other parties thereto.  Concurrently with the consummation of the transaction, additional investors will purchase shares of common stock of Gores Holdings II in a private placement.  After giving effect to any redemptions by the public stockholders of Gores Holdings II, the balance of the approximately $400 million in cash held in Gores Holdings II’s trust account, together with the $400 million in private placement proceeds, will be used to pay cash consideration to certain stockholders of the Company, pay transaction expenses and reduce Verra Mobility’s existing indebtedness to 3.9x 2018 estimated pro forma Adjusted EBITDA. The remainder of the consideration payable to the stockholders of Verra Mobility will consist of shares of Gores Holdings II common stock.

In order to facilitate the transaction, Gores Holdings II’s sponsor has agreed to cancel a portion of the 10,000,000 founder shares.  As a result of such cancellation, the acquisition of shares of common stock of Gores Holdings II in the private placement will be issued at a discount.  In addition, the shares of Gores Holdings II common stock received by the stockholders of the Company in the transaction will be restricted from trading for at least 180 days following the completion of the transaction.

As part of the transaction, Gores Holdings II will also enter into a tax receivable agreement with certain stockholders of the Company, which will provide for the sharing of tax benefits relating to certain pre-transaction tax attributes as those attributes are realized by Gores Holdings II.

The transaction has been unanimously approved by the boards of directors of both Gores Holdings II and the Company, and is expected to close in the third quarter of 2018, subject to customary closing conditions, including the receipt of regulatory approval, and approval of the stockholders of Gores Holdings II. Upon closing of the transaction, the name of Gores Holdings II will be changed to Verra Mobility Corporation.

Deutsche Bank Securities Inc. acted as lead capital markets advisor, lead private placement agent, and financial advisor to Gores Holdings II. Goldman, Sachs & Co acted as joint capital markets advisor and joint private placement agent and financial advisor along with Moelis & Company and Credit Suisse LLC as financial advisors. Weil, Gotshal & Manges LLP acted as legal advisor to Gores Holdings II. Gibson, Dunn & Crutcher LLP acted as legal advisor to Platinum Equity and Verra Mobility.

Conference Call Information

Investors may listen to a presentation regarding the proposed transaction on Thursday, June 21, 2018, starting at 11:00 a.m. ET.  The call can be accessed by dialing (888) 820-4544 (domestic toll-free number) or (471) 279-3876 (international) and providing the conference ID: 89361, or asking for the Gores transaction announcement call.

A replay of the teleconference and webcast will also be available from June 21, 2018 at 2:00 p.m. ET to June 28, 2018 at 11:59 p.m. ET. The replay can be accessed by dialing (800) 839-5128 (domestic toll-free number) or (402) 220-1504 (international).

About Verra Mobility

Verra Mobility is a global leader in smart mobility. The Company develops technology-enabled solutions that help the world move safely and easily. The Company serves the world’s largest commercial fleets and rental car companies to manage tolling transactions and violations for more than 8.5 million vehicles. Verra Mobility is a leading provider of connected systems, processing nearly 165 million transactions each year through connectivity with more than 50 individual tolling authorities and more than 400 issuing authorities. Verra Mobility fosters the development of safe cities, working with police departments and municipalities by operating more than 4,000 red-light, speed, and school bus stop arm safety. Arizona-based Verra Mobility Corporation currently operates in 15 countries and in 18 languages. For more information, visit VerraMobility.com.

About Gores Holdings II, Inc.

Gores Holdings II is a special purpose acquisition company sponsored by an affiliate of The Gores Group, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Gores Holdings II completed its initial public offering in January 2017, raising approximately $400 million in cash proceeds. Gores Holdings II’s officers and certain of its directors are affiliated with The Gores Group. Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on acquiring controlling interests in mature and growing businesses which can benefit from the firm’s operating experience and flexible capital base. Over its 30 year history, The Gores Group has become a leading investor having demonstrated a reliable track record of creating value in its portfolio companies alongside management. Headquartered in Los Angeles, The Gores Group maintains offices in Boulder, CO, and London. For more information, please visit www.gores.com.

About Platinum Equity

Founded in 1995 by Tom Gores, Platinum Equity is a global investment firm with $13 billion of assets under management and a portfolio of more than 30 operating companies that serve customers around the world. The firm is currently investing from Platinum Equity Capital Partners IV, a $6.5 billion global buyout fund. Platinum Equity specializes in mergers, acquisitions and operations – a trademarked strategy it calls M&A&O® – acquiring and operating companies in a broad range of business markets, including manufacturing, distribution, transportation and logistics, equipment rental, metals services, media and entertainment, technology, telecommunications and other industries. Over the past 23 years Platinum Equity has completed more than 200 acquisitions.

Forward-Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Holdings II’s or the Company’s possible or assumed future results of operations, business strategies, debt levels,  competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Holdings II’s or the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Holdings II’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transaction contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Gores Holdings II or other conditions to closing in the Merger Agreement; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transaction contemplated by the Merger Agreement; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the final prospectus of Gores Holdings II, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Gores Holdings II.

Forward-looking statements included in this release speak only as of the date of this release. Neither Gores Holdings II nor the Company undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Holdings II’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures

Pro forma Adjusted EBITDA is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP).

Additional Information about the Transaction and Where to Find It

Gores Holdings II intends to file with the SEC a preliminary proxy statement of Gores Holdings II in connection with the proposed transaction and will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed transaction and the other matters to be voted upon at the special meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Gores Holdings II’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Gores Holdings II’s solicitation of proxies for the special meeting to be held to approve the proposed transaction and other related matters, as these materials will contain important information about the Company and Gores Holdings II and the proposed transaction. The definitive proxy statement will be mailed to the stockholders of Gores Holdings II as of a record date to be established for voting on the proposed transaction and the other matters to be voted upon at the special meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Gores Holdings II, 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).

Participants in the Solicitation

Gores Holdings II and its directors and officers may be deemed participants in the solicitation of proxies of Gores Holdings II stockholders in connection with the proposed transaction. Gores Holdings II stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores Holdings II in Gores Holdings II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 30, 2018.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Holdings II stockholders in connection with the proposed transaction will be set forth in the proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction and the other matters to be voted upon at the special meeting will be included in the proxy statement that Gores Holdings II intends to file with the SEC.

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

Managing Director

The Gores Group

310-209-3010

jchou@gores.com

Michael Sitrick

Sitrick & Company

310-432-4150

Mike_Sitrick@sitrick.com

For investor inquiries regarding Platinum Equity, please contact:

Dan Whelan

Platinum Equity

310-282-9202

dwhelan@platinumequity.com

For investor inquiries regarding Verra Mobility, please contact:

Charles Territo

Senior Vice President, Sales, Account Management and Marcomm

Verra Mobility

480-443-7000

media@verramobility.com

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